                             LETTER OF TRANSMITTAL

                                       TO
               TENDER WARRANTS TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                    NATIONAL CONVENIENCE STORES INCORPORATED
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 14, 1995

                                       BY

                           SHAMROCK ACQUISITION CORP.
                           A WHOLLY OWNED SUBSIDIARY
                                       OF

                             DIAMOND SHAMROCK, INC.

***************************************************************************
*                                                                         *
*  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW     *
*  YORK CITY TIME, ON WEDNESDAY, DECEMBER 13, 1995, UNLESS THE OFFER IS   *
*  EXTENDED.                                                              *
*                                                                         *
***************************************************************************


                        The Depositary for the Offer is:

                       KEYCORP SHAREHOLDER SERVICES, INC.

                        By Mail:                                         By Overnight Delivery:
     National Convenience Stores Inc. Tender Offer                 KeyCorp Shareholder Services, Inc.
         c/o KeyCorp Shareholder Services, Inc.                            4900 Tiedeman Road
                     P.O. Box 6477                                        Brooklyn, Ohio 44144
               Cleveland, Ohio 44101-1477                                Attn: ReOrg Department

                                    By Hand:

           KeyCorp Shareholder Services, Inc.                      KeyCorp Shareholder Services, Inc.
                   4900 Tiedeman Road                            c/o Society Trust Company of New York
                  Brooklyn, Ohio 44144                                5 Hanover Square, 10th Floor
                 Attn: ReOrg Department                                    New York, NY 10004

                           By Facsimile Transmission:

                        (For Eligible Institutions Only)
                                 (216) 813-4268

                                For Confirmation
                                 (216) 813-4554

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used either if certificates for Warrants (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of the Warrants is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (individually, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 2 of the Offer to Purchase.

    Warrantholders whose certificates for Warrants are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their Warrants into the Depositary's account at a Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Warrants according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

__________________________________________________________________________________________________________________________________
                                            DESCRIPTION OF WARRANTS TENDERED
__________________________________________________________________________________________________________________________________
                  NAME(S) AND ADDRESS(ES) OF
                 REGISTERED HOLDER(S) (PLEASE
                 FILL IN, IF BLANK, EXACTLY AS                                        WARRANT(S) TENDERED
             NAME(S) APPEAR(S) ON CERTIFICATE(S))                            (ATTACH ADDITIONAL LIST IF NECESSARY)
__________________________________________________________________________________________________________________________________
                                                                                          TOTAL NUMBER
                                                                                          OF WARRANTS            NUMBER OF
                                                                    CERTIFICATE          REPRESENTED BY           WARRANTS
                                                                     NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

                                                               TOTAL WARRANTS
__________________________________________________________________________________________________________________________________

  * Need not be completed by warrantholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Warrants being delivered to the Depositary are being tendered.
    See Instruction 4.
__________________________________________________________________________________________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _______________________________________________

  Check box of applicable Book-Entry Transfer Facility:

        / / The Depository Trust Company

        / / Midwest Securities Trust Company

        / / Philadelphia Depository Trust Company

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

  Name(s) of Registered Holder(s): _____________________________________________

  Window Ticket Number (if any): _______________________________________________

  Date of Execution of Notice of Guaranteed Delivery: __________________________

  Name of Institution that Guaranteed Delivery: ________________________________

  If delivered by book-entry transfer, check box of applicable Book-Entry
  Facility:

        / / The Depository Trust Company

        / / Midwest Securities Trust Company

        / / Philadelphia Depository Trust Company

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:
    The undersigned hereby tenders to Shamrock Acquisition Corp. (the "Purchaser"), a wholly owned subsidiary of Diamond Shamrock, Inc. ("Diamond Shamrock"), the above described warrants (the "Warrants") to purchase shares of Common Stock, par value $.01 per share (the "Shares"), of National Convenience Stores Incorporated (the "Company"), issued pursuant to the Warrant Agreement, dated as of March 9, 1993 (the "Warrant Agreement"), between the Company and Boatmen's Trust Company, as Warrant Agent, pursuant to the Purchaser's offer to purchase all of the outstanding Warrants at the purchase price of $9.25 per Warrant, net to the tendering warrantholder (pre-tax) in cash without interest, on the terms and subject to the conditions set forth in the Offer to Purchase, dated November 14, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which, together with any amendments or supplements thereto and the Letter of Transmittal to be used to tender Shares, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to Diamond Shamrock or one or more direct or indirect subsidiaries or affiliates of Diamond Shamrock the right to purchase Warrants pursuant to this Offer.
    Subject to, and effective upon, acceptance for payment of the Warrants tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Warrants that are being tendered hereby (and any and all other warrants or other securities or rights issued or issuable in respect of such Warrants on or after November 8, 1995, (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants (and any Distributions) with full power of substitution and resubstitution (such power of attorney is an irrevocable power coupled with an interest in the tendered Warrants) to (i) deliver certificates for such Warrants (and any Distributions), or transfer ownership of such Warrants (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of, the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (ii) present such Warrants (and any Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants (and any Distributions), all in accordance with the terms of the Offer.
    The undersigned hereby irrevocably appoints J. Robert Mehall and Timothy J. Fretthold and each of them or any other designee of the Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Warrants tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distributions), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Warrants and is irrevocable and is granted in consideration of, and is effective upon, the Purchaser's oral or written notice to the Depositary of its acceptance for payment of such Warrants in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Warrants (and any Distributions) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that the Purchaser expressly reserves the right to require that, in order for Warrants to be deemed validly tendered, immediately upon the acceptance for payment of such Warrants, the Purchaser or the Purchaser's designee is able to exercise full voting and other rights of a record and beneficial holder with respect to such Warrants (and any Distributions).
    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any signature guarantee and any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Warrants (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions issued or issuable in respect of the Warrants on or after November 8, 1995, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of such other Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.
    All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
    The undersigned understands that the Purchaser's acceptance for payment of Warrants tendered pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in the Letter of Transmittal.
    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or any certificates for Warrants not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Warrants not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificates for Warrants not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Warrants, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Warrants not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Warrants from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Warrants so tendered.

________________________________________________________________________________

                          SPECIAL PAYMENT INSTRUCTIONS
                      (See Instructions 1, 4, 5, 6 and 7)

                            (SEE SUBSTITUTE FORM W-9
                                ON REVERSE SIDE)

       To be completed ONLY if certificates for Warrants not tendered or not accepted for payment or the check for the purchase price of Warrants purchased are to be issued in the name of someone other than the undersigned, or if Warrants delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

   Issue:  / / Check  / / Certificate(s) to:

   Name: _______________________________________________________________________
                                    (PLEASE PRINT)

   Address: ____________________________________________________________________

   _____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   _____________________________________________________________________________
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

   / / Credit unpurchased Warrants delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

   Check appropriate box:

   / / The Depository Trust Company
   / / Midwest Securities Trust Company
   / / Philadelphia Depository Trust Company

   _____________________________________________________________________________
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)
________________________________________________________________________________


________________________________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                      (See Instructions 1, 4, 5, 6 and 7)

                            (SEE SUBSTITUTE FORM W-9
                                ON REVERSE SIDE)

       To be completed ONLY if certificates for Warrants not tendered or not accepted for payment and/or the check for the purchase price of Warrants purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail:  / / Check  / / Certificate(s) to:

   Name: _______________________________________________________________________
                                    (PLEASE PRINT)

   Address: ____________________________________________________________________

   _____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   _____________________________________________________________________________
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

________________________________________________________________________________

_______________________________________________________________________________

                                   IMPORTANT
                            WARRANTHOLDER SIGN HERE
                 (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

________________________________________________________________________________

________________________________________________________________________________
                       (SIGNATURE(S) OF WARRANTHOLDER(S))

Dated: _____________________, 1995

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Warrants or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title): _________________________________________________________
                       (IF REQUIRED -- SEE INSTRUCTION 5)

Address: _______________________________________________________________________
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Tax Identification or Social Security Number: __________________________________

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Dated: _____________________, 1995

________________________________________________________________________________

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of the Offer includes any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Warrants) of the Warrants tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein or (ii) such Warrants are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a signature guarantee program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If the certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for any untendered or unpurchased Warrants are to be issued to a person other than the registered holder, then the tendered certificates for Warrants must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear(s) on the certificates with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by warrantholders either if certificates are to be forwarded herewith or if a tender of Warrants is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Warrants, or any Book-Entry Confirmation of Warrants, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or the tendering warrantholder must comply with the guaranteed delivery procedures set forth below. Warrantholders whose certificates for Warrants are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on or prior to the Expiration Date, may tender their Warrants by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates for all physically tendered Warrants, in proper form for transfer, or Book-Entry Confirmation of Warrants, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), unless an Agent's Message is utilized, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Warrants will be purchased. All tendering warrantholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Warrants for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Warrants should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to warrantholders who tender by book-entry transfer.) If fewer than all the Warrants evidenced by any certificate submitted are to be tendered, fill in the number of Warrants which are to be tendered in the box entitled "Number of Warrants Tendered." In such case, new certificate(s) for the remainder of the Warrants that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Warrants represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Warrants listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for Warrants not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Warrants listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. WARRANT TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Warrants to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Warrants not tendered or purchased are to be registered in the name of, any person(s) other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates for unpurchased or untendered Warrants are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Warrantholders tendering Warrants by book-entry transfer may request that Warrants not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such warrantholder may designate under "Special Payment Instructions" herein. If no such instructions are given, such Warrants not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at its address and telephone number set forth below or from your broker, dealer, commercial bank or trust company.

     9. WAIVER OF CONDITIONS. The conditions of the Offer (except for the Minimum Condition (as defined in the Offer to Purchase)) may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Warrants tendered.

     10. SUBSTITUTE FORM W-9. The tendering warrantholder (or other payee) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the warrantholder's social security or federal employer identification number, and with certain other information on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify that the warrantholder (or other payee) is not subject to backup withholding of federal income tax. If a tendering warrantholder is subject to backup withholding, the warrantholder must cross out Item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering warrantholder to 31% federal income tax withholding on the payment of the purchase price and to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). The box in Part 2 of the Substitute Form W-9 may be checked if the tendering warrantholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the warrantholder does not provide a TIN by the time of payment, 31% of all reportable payments made to such warrantholder (or other payee) will be withheld. However, such amounts will be refunded to the warrantholder (or other payee) if he or she provides a TIN within 60 days.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Warrants has been lost, destroyed or stolen, the warrantholder should promptly notify the Depositary. The warrantholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Backup Withholding. Under federal income tax law, a warrantholder whose tendered Warrants are accepted for payment is required to provide the Depositary with such warrantholder's correct TIN on Substitute Form W-9 below, which in the case of a surrendering warrantholder who is an individual, is his social security number, and to certify that the warrantholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the warrantholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such warrantholder with respect to Warrants purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain warrantholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a noncorporate foreign warrantholder to qualify as an exempt recipient, that warrantholder must complete and sign the main signature form and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to that warrantholder's exempt status. A Form W-8 may be obtained from the Depositary. Exempt warrantholders, other than noncorporate foreign warrantholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the warrantholder or other payee. Backup withholding is not an additional income tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. If the warrantholder does not provide a TIN by the time of payment, 31% of all reportable payments made to such warrantholder (or other payee) will be withheld. However, such amounts will be refunded to the warrantholder (or other payee) if he or she provides a TIN within 60 days.

     Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a warrantholder or other payee with respect to Warrants purchased pursuant to the Offer, the warrantholder is required to provide the Depositary with his or her correct TIN (or the TIN of any other payee) by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such warrantholder is awaiting a TIN) and that the warrantholder is not subject to backup withholding because (i) the warrantholder is exempt from backup withholding, (ii) the warrantholder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the warrantholder that the warrantholder is no longer subject to backup withholding.

     What Number to Give the Depositary. The warrantholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Warrants or of the most recent transferee of the tendered Warrants as evidenced by endorsements on the Certificates representing such Warrants or any accompanying instruments of transfer. If the Warrants are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which number to report. If the tendering warrantholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 2 of the Substitute Form W-9.

                PAYOR'S NAME: KEYCORP SHAREHOLDER SERVICES, INC.

__________________________________________________________________________________________________________________________________
 SUBSTITUTE                                                                           NAME: ______________________________________
 FORM W-9                                PART 1 - PLEASE PROVIDE YOUR NAME, ADDRESS
                                         AND TIN IN THE BOX AT RIGHT AND CERTIFY BY   ADDRESS: ___________________________________
                                         SIGNING AND DATING BELOW.
                                                                                      TIN: _______________________________________

                                                                                      Social Security Number or
                                                                                      Employer Identification Number
                                        __________________________________________________________________________________________
 Department of the Treasury
 Internal Revenue Service               PART 2 -
                                        Awaiting TIN  / /
                                        __________________________________________________________________________________________
                                         PART 3 - CERTIFICATION: Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because (a) I am
 Payor's Request for                     exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
 Taxpayer Identification                 Service (the "IRS") that I am subject to backup withholding as a result of a failure to
 Number (TIN) and                        report all interest or dividends, or (c) the IRS has notified me that I am no longer
 Certification                           subject to backup withholding. (You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item
                                         (2)).
                                         Signature: ___________________________________  Date: ___________________________________
__________________________________________________________________________________________________________________________________

________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

________________________________________________________________________________

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

________________________________________________________________________________

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I provide a taxpayer identification number within 60 days from the date of this certificate.


______________________________________    ______________________________________
              Signature                                    Date
________________________________________________________________________________

     Questions and requests for assistance may be addressed to the Dealer Manager or the Information Agent as set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.

                    The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                        WASSERSTEIN PERELLA & CO., INC.

                              31 West 52nd Street
                            New York, New York 10019
                                 Call Collect:
                                 (212) 969-2700